                             REFORMATION AGREEMENT
                             ---------------------

     This agreement is made December 23, 1996, among American Dental Partners, Inc., a Delaware corporation (the "Company"), Summit Ventures IV, L.P. ("Summit IV"), Summit Investors III, L.P. ("Summit III"), Summit Investors II, L.P. ("Summit II", and collectively with Summit IV and Summit III, "Summit"), and Gregory A. Serrao ("Mr. Serrao").


                             Background Information
                             ----------------------

     A. The Company, Summit IV, Summit III, Mr. Serrao, and certain investors in the Company are parties to: (i) a Series A and Series B Preferred Stock Purchase Agreement dated January 8, 1996, as amended February 19, 1996, May 1, 1996, and November 1, 1996 (the "Purchase Agreement"); (ii) a Shareholders' Agreement dated January 8, 1996, as amended November 1, 1996 (the "Shareholders' Agreement"); (iii) a Registration Rights Agreement dated January 8, 1996, as amended November 1, 1996 (the "Registration Rights Agreement"); and
(iv) a Subscription Agreement and Investment Representation dated January 8, 1996, as amended February 19, 1996 (the "Subscription Agreement", and collectively with the Purchase Agreement, the Shareholders' Agreement, and the Registration Rights Agreement, the "Agreements").

     B. The original intent of the parties to this agreement (the "Parties") was to have Summit II, and not Summit III, as a party to the Agreements with respect to the interests currently indicated as being those of Summit III under the Agreements. Accordingly, the Parties desire to reform the Agreements in order to serve the original intent of the Parties.

     C. Concurrently with the execution of this agreement, Summit III and the Company are causing the shares of outstanding capital stock of the Company currently registered in the Company's stock records in the name of Summit III to be re-registered in the name of Summit II.


                             Statement of Agreement
                             ----------------------

     The Parties hereby acknowledge the accuracy of the foregoing Background Information and agree as follows:

     (S)1. Effective as of January 8, 1996, each reference to Summit III contained in the Agreements, and in all other documents and instruments relating to or executed in connection with the Agreements (which hereafter shall be deemed included within the definition of "Agreements"), is hereby replaced with, and shall be deemed to be a reference to, Summit II.

     (S)2. Summit II hereby agrees to be bound by the Agreements and assumes all obligations of Summit III under the Agreements as of
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January 8, 1996, and all representations and warranties of Summit III contained in each Agreement shall be deemed to be a representation and warranty of Summit II as of the date of such Agreement.

     (S)3.  Summit III shall have no obligations under the Agreements.

     (S)4. For purposes of clarity, Summit IV hereby reaffirms all of its obligations under all Agreements executed by, on behalf of, or in the name of Summit IV.

     (S)5. In the event of any inconsistency between the provisions of this agreement and any Agreement, the provisions of this agreement shall control. Except as modified by this agreement, the Agreements shall remain in full force and effect without change.

     (S)6. This agreement shall be binding upon, inure to the benefit of and be enforceable by and against the Parties and their respective heirs, personal representatives, successors, and assigns.

     (S)7. This agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.


SUMMIT INVESTORS III, L.P.      SUMMIT INVESTORS II, L.P.


By /s/ Martin J. Mannion        By /s/ Martin J. Mannion
  ----------------------------    ----------------------------
Its  General Partner            Its  General Partner
  ----------------------------    ----------------------------


AMERICAN DENTAL PARTNERS, INC.



By /s/ Gregory A. Serrao         /s/ Gregory A. Serrao
  ----------------------------   -----------------------------
  Gregory A. Serrao              GREGORY A. SERRAO
  President


SUMMIT VENTURES IV, L.P.

By:  Summit Partners IV, L.P.
     General Partner

     By:  Stamps, Woodsum & Co. IV
          General Partner


          By /s/ Martin J. Mannion
            ----------------------------
             General Partner